CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

     I, Daniel T. Hendrix, Chief Executive Officer of Interface, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350 as adopted by § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 29, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 11, 2002

/s/ Daniel T. Hendrix

Daniel T. Hendrix Chief Executive Officer